Freedom from a lifetime of disease July 15, 2019 Exhibit 99.2

Disclaimer This presentation has been prepared by AVROBIO, Inc. (“AVROBIO”) for informational purposes only and not for any other purpose. Certain information contained in this presentation and statements made orally during this presentation relate to or are based on studies, publications, surveys and other data obtained from third-party sources and AVROBIO’s own internal estimates and research. While AVROBIO believes these third-party sources to be reliable as of the date of this presentation, it has not independently verified, and AVROBIO makes no representation as to the adequacy, fairness, accuracy or completeness of any information obtained from third-party sources. While AVROBIO believes its internal research is reliable, such research has not been verified by any independent source. This presentation may contain forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements may be identified by words such as “aims,” “anticipates,” “believes,” “could,” “estimates,” “expects,” “forecasts”, “goal,” “intends,” “may” “plans,” “possible,” “potential,” “seeks,” “will,” and variations of these words or similar expressions that are intended to identify forward-looking statements. These forward-looking statements include, without limitation, statements regarding our business strategy, prospective products and goals, the therapeutic potential of our investigational gene therapies, the design, enrollment and timing of ongoing or planned clinical trials, clinical trial results, product approvals and regulatory pathways, potential regulatory approvals and the timing thereof, anticipated benefits of our gene therapy platform, the expected safety profile of our investigational gene therapies, timing and likelihood of success, plans and objectives of management for future operations, future results of anticipated products, and the market opportunity for our investigational gene therapies. Any such statements in this presentation that are not statements of historical fact may be deemed to be forward-looking statements. Any forward-looking statements in this presentation are based on AVROBIO’s current expectations, estimates and projections about our industry as well as management’s current beliefs and expectations of future events only as of today and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to, the risk that any one or more of AVROBIO’s investigational gene therapies will not be successfully developed or commercialized, the risk of cessation or delay of any ongoing or planned clinical trials of AVROBIO or our collaborators, the risk that AVROBIO may not realize the intended benefits our gene therapy platform, the risk that our investigational gene therapies or procedures in connection with the administration thereof will not have the safety or efficacy profile that we anticipate, the risk that prior results, such as signals of safety, activity or durability of effect, observed from preclinical or clinical trials, will not be replicated or will not continue in ongoing or future studies or trials involving AVROBIO’s investigational gene therapies, the risk that we will be unable to obtain and maintain regulatory approval for our investigational gene therapies, the risk that the size and growth potential of the market for our investigational gene therapies will not materialize as expected, risks associated with our dependence on third-party suppliers and manufacturers, risks regarding the accuracy of our estimates of expenses and future revenue, risks relating to our capital requirements and needs for additional financing, and risks relating to our ability to obtain and maintain intellectual property protection for our investigational gene therapies. For a discussion of these and other risks and uncertainties, and other important factors, any of which could cause AVROBIO’s actual results to differ from those contained in the forward-looking statements, see the section entitled “Risk Factors” in AVROBIO’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2019, as well as discussions of potential risks, uncertainties and other important factors in AVROBIO’s subsequent filings with the Securities and Exchange Commission. AVROBIO explicitly disclaims any obligation to update any forward-looking statements except to the extent required by law. Note regarding trademarks: plato is a trademark of AVROBIO. Other trademarks referenced in this presentation are the property of their respective owners.

Freedom from a lifetime of disease July 15, 2019

What is the kidney biopsy (primary efficacy endpoint) result for the first patient in FAB-201? Key questions for today What have we learned about the durability of AVR-RD-01? How well are the 5 Fabry patients in Phase 1 doing versus baseline ERT? What is the status of our ongoing transition to platoTM? Will the Gaucher and cystinosis trials start in 2019?

Endogenous enzyme delivered to tissues via multiple cell lineages Long-term engraftment in bone marrow Manufacturing, transportation and delivery in blood Example target organ T NK B RBC Platelets Granulocytes DC Monocytes Kidney glomerulus LEUKOCYTES

Two AVR-RD-01 Fabry clinical trials 8 patients dosed across Phases 1 and 2 PHASE 1 Investigator-Sponsored Trial* PHASE 2 AVRO – FAB-201 Trial Patients Patients Key Objective Key Objectives n = 5 (fully enrolled) On ERT > 6 months prior to enrollment 18 - 50 year-old males n = 8-12 (3 patients dosed to-date) Treatment-naive 16 - 50 year-old males Safety and preliminary efficacy Safety and efficacy * Sponsored by FACTs team (Fabry Disease Clinical Research and Therapeutics) in Canada

FAB-201 Primary and secondary endpoints FAB-201 Primary efficacy endpoint Average number of Gb3 inclusions per kidney peritubular capillary (PTC) Biopsy at 1 year vs. baseline FDA-recognized endpoint in Fabry BIOMARKERS Toxic metabolite – lyso-Gb3 in plasma, urine Substrate – Gb3 in plasma, urine, skin Enzyme – AGA in leukocytes, plasma VCN PATIENT WELL-BEING Clinical status Quality of life ORGAN AND SYSTEM FUNCTION Kidney function Cardiac function GI distress Pain Secondary efficacy endpoints Gb3, also referred to as GL-3: a type of fat that builds in cells, resulting in damage to kidneys, heart and brain Peritubular capillaries (PTCs), also referred to as kidney interstitial capillaries (KICs) convey blood after filtration in the glomeruli, enabling it to eventually exit the kidneys and return to the circulatory system AEs, SAEs Clinical labs, ECG, vital signs Antibodies, RCL, ISA Primary safety endpoints

PATIENT 1 PATIENT 2 PATIENT 3 Age symptom onset / diagnosis 10 / 19 years 36 / 37 years 13 / 13 years Age dosed with AVR-RD-01 21 years 46 years 40 years Mutation c.1021G>A (p.E341K) c.644A>G (p.N215S) c.639+1G>T Primary disease signs and symptoms Kidney disease Chronic pain GI symptoms Decreased cold sensation Cardiac disease Peripheral neuropathy Chronic pain Increased tiredness GI symptoms Intermittent tinnitus Mild high frequency hearing loss Raynaud’s syndrome Kidney disease GI symptoms Peripheral neuropathy Bilateral deafness Tinnitus Peripheral edema Decreased cold sensation Leukocyte AGA enzyme activity at baseline (nmol/h/mg) 0.10* 2.38** 0.58** Plasma lyso-Gb3 at baseline (nM)*** 202 8 147 Comment IgA deposits in kidney biopsy Cardiac variant, not a classic Fabry male FAB-201 Patient Characteristics * Mayo Lab, ref range ≥23.1 nmol/h/mg ** Rupar Lab, ref range 24-56 nmol/h/mg *** Reference value ≤ 2.4 nM Note: AGA is α‑galactosidase A, Lyso-Gb3 is lyso-globotriaosylceramide

FAB-201 Patient 1: 87% substrate reduction in kidney biopsy Average number of Gb3 inclusions per peritubular capillary (PTC) Baseline 1 Year (48 weeks) Baseline: The last available, non-missing observation prior to AVR-RD-01 infusion Note: With respect to Fabry disease, Gb3 inclusions per PTC is interchangeable with GL-3 inclusions per KIC FAB-201-1: First patient in FAB-201 clinical trial 3.55 0.47 Unpaired t test for difference between n=55 PTCs at baseline vs. n=101 PTCs at 1 year; p < 0.0001 Error bar represents the standard deviation 3.55

FAB-201 Patient 1: Continued reduction in substrate inclusions in skin endothelial cells Source: Thurberg BL, 2011, https://everylifefoundation.org/wp-content/uploads/images/workshopseries/16-Thurberg-Fabry-pathology-Nov-2011-compr-dc.pdf Severe accumulation Mild accumulation Moderate accumulation Biopsy Score Baseline Month 6 Month 12 Trace or no accumulation

KIDNEY FUNCTION remains within normal range FAB-201 Patient 1: Kidney and cardiac function stable at one year CARDIAC FUNCTION remains within normal range Reference Range Mean Values ± SD EF (%) LVM (g) LVMI (g/m2) Male (20-39 years) 64.3 ± 4.2 138.9 ± 24.5 67.8 ± 10.7 mGFR mL/min/1.73 m2 eGFR mL/min/1.73 m2 EF (%) LV Mass (Absolute) (g) LV Mass Index (Normalized) (g/m2) Normal Range mGFR/eGFR Male (20-29 years) Average 116* Source: https://www.kidney.org/atoz/content/gfr Note: mGFR is measured Glomerular Filtration Rate, eGFR is estimated Glomerular Filtration Rate Source: Alfakih K et al, J Magn Reson Imaging, 2003 Note: EF is Ejection Fraction, LVMI is Left Ventricular Mass Index

Gene Therapy FAB-201 Patient 1: Substantial reduction in plasma substrate / metabolite levels, sustained at 1 year Plasma Lyso-Gb3 87% Reduction Plasma Gb3 73% Reduction Gene Therapy Infuse AVR-RD-01 Day 0 Baseline: The last available, non-missing observation prior to AVR-RD-01 infusion Note: AVR-RD-01 is an investigational gene therapy nM nM Infuse AVR-RD-01 Day 0

FAB-201 Patient 1: Sustained leukocyte and plasma enzyme activity at 1 year; VCN stable Infuse AVR-RD-01 Day 0 Plasma AGA Activity Plasma AGA Activity (nmol/hr/mL) Leukocyte AGA Activity (nmoles/hr/mg) Day 0 VCN VCN (per cell) Leukocyte AGA Activity Infuse AVR-RD-01 Note: 0.1 VCN is indicative of approx. 5-10% of all nucleated cells having an average of 1-2 copies of the transgene Baseline: The last available, non-missing observation prior to AVR-RD-01 infusion

FAB-201 Patient 2: Sustained leukocyte and plasma enzyme activity and VCN at 6 months Day 0 VCN Leukocyte AGA Activity Plasma AGA Activity Infuse AVR-RD-01 Day 0 Infuse AVR-RD-01 Plasma AGA Activity (nmol/hr/mL) Leukocyte AGA Activity (nmoles/hr/mg) VCN (per cell) Note: Patient 3 had plasma AGA activity of 0.740, leukocyte AGA activity of 9.94 and VCN of 0.12 as of 1 month Note: 0.1 VCN is indicative of approx. 5-10% of all nucleated cells having an average of 1-2 copies of the transgene Baseline: The last available, non-missing observation prior to AVR-RD-01 infusion

Anti-AGA antibodies Transient low titer in 1 subject (resolved) AEs and SAEs reported AEs Generally consistent with myeloablative conditioning, underlying disease or pre-existing conditions SAEs Pre-treatment Seizure (resolved) Post-treatment Dehydration, nausea, vomiting (resolved) Febrile neutropenia (resolved) FAB-201 3 patients dosed No unexpected trends or safety events identified No AEs or SAEs related to AVR-RD-01 drug product Note: Safety database cut as of July 10, 2019

Two AVR-RD-01 Fabry clinical trials 8 patients dosed across Phases 1 and 2 PHASE 1 Investigator-Sponsored Trial* Patients Patients Key Objective Key Objectives n = 5 (fully enrolled) On ERT > 6 months prior to enrollment 18 - 50 year-old males n = 8-12 (3 patients dosed to-date) Treatment-naive 16 - 50 year-old males Safety and preliminary efficacy Safety and efficacy * Sponsored by FACTs team (Fabry Disease Clinical Research and Therapeutics) in Canada PHASE 2 AVRO – FAB-201 Trial

Phase 1 Patient Characteristics PATIENT 1 PATIENT 2 PATIENT 3 PATIENT 4 PATIENT 5 Age symptom onset / diagnosis 18 / 37 9 / 29 10 / 0 7 / 4 10 / 14 Years on ERT 11 6 4 11 2 Age dosed with AVR-RD-01 48 39 40 37 30 Mutation c.962A>G (p.Q321R) c.1033T>C (p.S345P) c.427G>C (p.A143P) c.427G>C (p.A143P) (p.Y134S) Primary disease signs and symptoms Kidney disease Cardiac disease GI pain GI diarrhea Angiokeratoma Insomnia Kidney disease Cardiomyopathy Hypohidrosis Corneal verticillata Peripheral neuropathy GI symptoms Angiokeratoma Lymphedema Acroparesthesia Cardiac Disease Tinnitus Headaches Dizziness Acroparesthesia Cardiac Disease Hypohidrosis Tinnitus Corneal verticillata Angiokeratoma GI symptoms Kidney disease Hypertension Hypohidrosis Tinnitus Migraines Impaired hearing Angiokeratoma Sleep apnea Asthma Depression Leukocyte AGA activity at baseline* (nmol/h/mg) 2.1 1.1 0.6 2.2 1.0 Plasma lyso-Gb3 at baseline (nM)** 25 26 59 29 16 Discontinued ERT 18 months after gene therapy dose Did not resume ERT after gene therapy dose ERT discontinuation planned * Rupar Lab, ref range 24-56 nmol/h/mg ** Reference value ≤ 2.4 nM Note: AGA is α‑galactosidase A, Lyso-Gb3 is lyso-globotriaosylceramide

Phase 1: Plasma lyso-Gb3 reduction sustained >2 yrs Reduced 41% from ERT baseline* ERT No ERT Gene Rx ERT + Gene Therapy Gene Therapy Infuse AVR-RD-01 ERT Discontinued ERT-Lyso-Gb3 Range *Baseline: The mean of the values reported prior to initiating mobilization Note: AVR-RD-01 is an investigational gene therapy candidate Day 0 18 Mo Patient #1

Phase 1: Plasma lyso-Gb3 consistently reduced by 33-41% vs. baseline* ERT PATIENT 1 – OFF ERT 41% Reduction PATIENT 3 – OFF ERT 41% Reduction PATIENT 2 – ON ERT 38% Reduction ERT Lyso-Gb3 Range Baseline PATIENT 4 – ON ERT 33% Reduction *Baseline: The mean of the values reported prior to initiating mobilization Percent reduction: As measured from baseline to last assessment ERT Lyso-Gb3 Range ERT Lyso-Gb3 Range ERT Lyso-Gb3 Range

Phase 1: Leukocyte and plasma enzyme activity sustained >2 years; VCN stable VCN Infuse AVR-RD-01 Day 0 Plasma AGA Activity (nmol/hr/mL) Leukocyte AGA Activity (nmoles/hr/mg) VCN (per cell) Plasma AGA Activity Leukocyte AGA Activity Patient #1 Infuse AVR-RD-01 Day 0 Note: 0.1 VCN is indicative of approx. 5-10% of all nucleated cells having an average of 1-2 copies of the transgene

Phase 1: Leukocyte and plasma enzyme activity levels trend consistently across all patients Patient 1 Patient 2 Patient 3 Patient 4 Patient 5 Day 0 Infuse AVR-RD-01 Day 0 Note: Enzyme measurements are taken at ERT troughs; Note: Dotted line illustrative only Patient #5’s Day 12 data point was utilized since the one month data was not obtained 28 Mo

Phase 1: Consistent VCN trend across all patients Drug Product VCN Patient 1 0.7 Patient 2 1.4 Patient 3 0.8 Patient 4 1.4 Patient 5 1.2 Note: 0.1 VCN is indicative of approx. 5-10% of all nucleated cells having an average of 1-2 copies of the transgene Patient 1 Patient 2 Patient 3 Patient 4 Patient 5

Anti-AGA antibodies Mild titer rise in 1 patient AEs and SAEs reported AEs Generally consistent with myeloablative conditioning, underlying disease or pre-existing conditions SAEs Febrile neutropenia (resolved) Thrombophlebitis (resolved)* Phase 1 5 patients dosed No unexpected trends or safety events identified No SAEs related to AVR-RD-01 drug product Note: Safety database cut as of May 24, 2019 *Resolved post-safety database cut-off date

Emerging data support potential first-line use in Fabry disease 87% decrease in Gb3 in first kidney biopsy at 1 year in first Phase 2 patient Plasma lyso-Gb3 reduced by 30-40% vs. baseline ERT in four Phase 1 patients No unexpected trends or safety events identified 8 patients across 2 trials Kidney and cardiac function stable at 1 year in first Phase 2 patient 8 patients dosed across 2 trials longest follow-up >2 years Durability sustained >2 years for enzyme activity and VCN in first Phase 1 patient

Steady stream of clinical programs Investigational Gene Therapy Proof-of-Concept IND-Enabling Phase 1/2 Commercial Rights Fabry AVR-RD-01 AVROBIO Gaucher AVR-RD-02 AVROBIO Cystinosis AVR-RD-04 AVROBIO Pompe AVR-RD-03 AVROBIO 4 clinical trials up and running Phase 1 Phase 2 Phase 1/2 Phase 1/2 Pre-Clinical

Phase 1/2 Gaucher Type 1 GAU-201 Pre-clinical data demonstrates bone improvement Clinical sites in CA, AUS actively recruiting First patient expected to be dosed 2H 2019 US, CA, AUS manufacturing in place

$12M Tier 1 CIRM grant funding to UCSD US IND achieved Clinical site actively recruiting First patient expected to be dosed 2H 2019 Phase 1/2 Cystinosis Investigator-Sponsored Trial

28 plato™ –– AVROBIO’s foundation for worldwide commercialization Beginning-to-end manufacturing platform Redefines manufacturing best practices Optimized for performance

2016 2017 2018 2019 Multiple plato™ IND and CTA regulatory clearances achieved 1H 2019 Cryo-preservation 3-day cycle time Mobilized, GCSF, Plerixafor Algorithm finalized CBER Pre-IND Conditioning Ad Board GMP ready USA/CAN Cryo-preservation 3-day cycle time Mobilized, GCSF, Plerixafor Algorithm finalized CBER Pre-IND GMP ready USA/CAN Initiate EU transfer Conditioning Ad Board Vector design Dev LV prod platform Development for automated process Tech transfer to US CMO FABRY GAUCHER Vector design Development for automated process Dev LV Prod Platform Tech transfer to US CMO plato™ CLEARED In-vitro comparability plato™ CLEARED Tech transfer to AUS Tech transfer to AUS plato cleared: CA, February plato™ CLEARED plato™ CLEARED Note: plato in Fabry cleared for use in US via IND, in Canada via protocol and CMC CTA amendment, and in AUS via CTN and HREC clearance; plato in Gaucher cleared for use in Canada via CTA and protocol CTA amendment

TDM Academic platform plato 0 2 1 plato™ optimized for performance Therapeutic Drug Monitored (TDM) Conditioning Proprietary Vector Toolbox VCN Transduction Efficiency Enzyme Activity 1 2 3 4 DAY TOXICITY ENGRAFTMENT Distribution BRAIN BONE MUSCLE Academic platform plato KIDNEY PROMOTERS OPTIMIZED TRANSCRIPTION TAGS CODON OPTIMIZATION KOZAK SEQUENCE OPTIMIZED VECTOR 0 15 10 5 Academic platform plato Fold AGA Activity Increase Vector Copy Number % Transduction Note: Data from appropriate runs from normal donors and patients are included in the analysis; Data cutoff March 12, 2019 OPTIMIZED TRANSLATION HEART 80% 60% 40% 20% 0% 100% 3 20

DRUG PRODUCT plato™ platform designed to be scalable for commercial supply VECTOR (200 L scale bioreactor runs (109 titre)) 4 production suites ~12 runs per year per suite ~50 patients per run 2,400 PATIENTS ANNUALLY 3 global production suites 8 automated units per suite 100 patients per unit per year 2,400 PATIENTS ANNUALLY

Multiple 2H 2019 milestones anticipated FABRY Continued recruitment in FAB-201, with platoTM to be incorporated FAB-201 clinical sites to expand into USA and Canada GAUCHER Dose first patient in GAU-201, incorporating platoTM from the outset Dose first patient in investigator-sponsored trial Pre-clinical IND-enabling study to be initiated CYSTINOSIS POMPE

Key take-aways for today 87% substrate reduction in first kidney biopsy, an endpoint used by FDA and EMA in first Phase 2 patient Toxic metabolite levels of patients treated with AVR-RD-01 are 30-40% below baseline ERT levels in first four Phase 1 patients Durability of AVR-RD-01 sustained >2 years and stable across multiple measures in first Phase 1 patient On track to achieve goal of 3 investigational gene therapies in the clinic 2H 2019 Commercially scalable platoTM platform in place

Appendix

Precedent for use of kidney biopsy data for FDA approval of drug candidate for Fabry disease Classic Fabry disease (AGA activity <1%) NOTE: For informational purposes; differences exist between trial designs and subject populations; AVROBIO has not conducted any head-to-head trials comparing migalastat to AVR-RD-01 Classic Fabry patient level data 0-6 months randomized clinical trial and 6-12 months open label extension 28% average reduction (at 6 months from baseline) 46% average reduction (average of patients with 12 month data) 7/9 males ≥ 50% reduction (at 6 months from baseline) 45 Amenable patients* (16 males / 29 females) Migalastat approved on % reduction in GL-3 inclusions per KIC as compared to placebo Group Migalastat (BL –M6) Placebo (BL –M6) Males (N=16) 5/7 (71%) -1.10 (-1.94, -0.02) 4/9 (44%) -0.03 (-1.00, 1.69) Patients with baseline GL-3 ≥ 0.3 (N=17; 9 males, 8 females) 7/9 (78%) -0.91 (-1.94, 0.19) 2/8 (25%) -0.02 (-1.00, 1.69) Patients with baseline GL-3 < 0.3 (N=28; 7 males, 21 females) 6/16 (38%) -0.02 (-0.10, 0.26) 7/12 (58%) -0.05 (-0.16, 0.14) Treatment Group n Baseline Median (min, max) Month 6 Median (min, max) Change from Baseline Median (min, max) Average number of GL-3 inclusions per KIC (N=13) Galafold 7 3.6 (0.2, 6.0) 2.6 (0.1, 6.0) -0.7 (-1.7, 1.2) Placebo 6 1.8 (0.1, 2.8) 2.0 (0.05, 4.3) -0.04 (-0.5, 1.5) Male Patients with the Classic Phenotype Migalastat (Months 0-24) Placebo (Months 0-6) → Migalastat (Months 6-24) #1 #2 #3 #4 #5 #6 #7 #8 #9 #10 #11 #12 #13 #14 PTC GL-3 inclusions at BL 0.16 0.03 n/a 5.69 1.22 n/a 2.88 2.41 1.55 0.16 0.03 0.11 0.94 0.88 Change in PTC GL-3 inclusions from BL to M6 -0.08 0.01 n/a -1.77 -1.10 n/a -1.25 1.21 -0.21 0.01 0.09 -0.07 1.94 -0.83 Change in PTC GL-3 inclusions from BL/M6b to M12 -0.12 n/a n/a -1.92 n/a n/a -0.81 -0.94 -1.13 -0.09 -0.05 n/a -2.28 0.06 Source: Germain D et al, Genetics in Medicine, 2019